UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date

September 30, 2021

(Date of earliest event reported)

TELKONET, INC.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

000-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20800 Swenson Drive, Suite 175, Waukesha, WI 53186

(Address of Principal Executive Offices)

414.302.2299

(Registrant's Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into Material Definitive Agreement.

As of September 30, 2021, Telkonet, Inc. (the “Company” and “Borrower”) entered into a Twelfth Amendment to the Loan and Security Agreement (the “Amendment”) with Heritage Bank of Commerce, a California state chartered bank (the “Bank”). The Company and the Bank are parties to a certain Loan and Security Agreement (the “Loan Agreement”) dated as of September 30, 2014, as amended. See Note D - Debt in the Notes to the Consolidated Financial Statements under Item 15 of Part IV of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for additional information about the Company’s $2 million revolving credit facility with the Bank and the terms of the Loan Agreement.

The Amendment extends the revolving maturity date to December 31, 2021, unless earlier accelerated under the terms of the Loan Agreement. In addition, subject to certain conditions as specified in the Amendment, the Bank consents to the proposed Transaction (as defined below) with VDA Group S.p.A. (“VDA”) and acknowledges and agrees that certain events occurring in connection with the Transaction, including the change of control of the Company resulting from the Transaction, do not constitute Events of Default as defined in the Loan Agreement. As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2021, the Company has entered into a Stock Purchase Agreement with VDA pursuant to which VDA will contribute $5 million to the Company and, in exchange, the Company will issue to VDA (i) 162,900,947 shares of common stock of the Company and (ii) a warrant to purchase 105,380,666 additional shares of common stock (collectively, the “Transaction”). The Transaction is expected to close in the fourth quarter of 2021. See Note K - Subsequent Event in the Notes to the Consolidated Financial Statements on the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 for a more detailed discussion of the Transaction. All other terms of the Loan Agreement remain in full force and effect.

The foregoing description of the Amendment is not complete and is in all respects subject to the actual provisions of the Amendment, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibit.

Exhibit No.	Description

10.1	Twelfth Amendment to Loan and Security Agreement entered into as of September 30, 2021, by and among Telkonet, Inc. and Heritage Bank of Commerce.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2021	TELKONET, INC.

By: /s/ Jason L. Tienor
Jason L. Tienor Chief Executive Officer

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